                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                493,942.69
      Available Funds:
          Contract Payments due and received in this period                                                           2,348,920.50
          Contract Payments due in prior period(s) and received in this period                                          161,708.29
          Contract Payments received in this period for next period                                                     137,157.10
          Sales, Use and Property Tax payments received                                                                  32,809.62
          Prepayment Amounts related to early termination in this period                                                145,216.99
          Servicer Advance                                                                                               89,818.69
          Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
          Transfer from Reserve Account                                                                                   2,099.92
          Interest earned on Collection Account                                                                           2,133.40
          Interest earned on Affiliated Account                                                                              49.81
          Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                                            0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                                     0.00
          Amounts paid under insurance policies                                                                               0.00
          Maintenance, Late Charges and any other amounts                                                                 4,789.25
                                                                                                                   ---------------
      Total Available Funds                                                                                           3,418,646.26
      Less: Amounts to be Retained in Collection Account                                                                560,608.96
                                                                                                                   ---------------
      AMOUNT TO BE DISTRIBUTED                                                                                        2,858,037.30
                                                                                                                   ===============

      DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                                               0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
               Advances                                                                                                 161,708.29
          3. To Noteholders (For Servicer Report immediately following the Final
               Additional Closing Date)
                a) Class A1 Principal and Interest                                                                            0.00
                a) Class A2 Principal (distributed after A1 Note matures) and
                     Interest                                                                                                 0.00
                a) Class A3 Principal (distributed after A2 Note matures) and
                     Interest                                                                                                 0.00
                a) Class A4 Principal (distributed after A3 Note matures) and
                     Interest                                                                                                 0.00
                a) Class A5 Principal (distributed after A4 Note matures) and
                     Interest                                                                                         2,321,588.45
                b) Class B Principal and Interest                                                                        39,535.17
                c) Class C Principal and Interest                                                                        79,328.97
                d) Class D Principal and Interest                                                                        53,202.34
                e) Class E Principal and Interest                                                                        68,237.77
          4. To Reserve Account for Requirement per Indenture Agreement
               Section 3.08                                                                                                   0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account
               Distribution
                a) Residual Interest (Provided no Restricting or Amortization
                     Event in effect)                                                                                     5,948.20
                b) Residual Principal (Provided no Restricting or Amortization
                     Event in effect)                                                                                    73,750.09
                c) Reserve Account Distribution (Provided no Restricting or
                     Amortization Event in effect)                                                                        2,099.92
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                                              39,782.08
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                12,856.02
                                                                                                                   ---------------
      TOTAL FUNDS DISTRIBUTED                                                                                         2,858,037.30
                                                                                                                   ===============

                                                                                                                   ---------------
      End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                               560,608.96
                                                                                                                   ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                  $  2,511,821.93
          - Add Investment Earnings                                                                                       2,099.92
          - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                                                    0.00
          - Less Distribution to Certificate Account                                                                      2,099.92
                                                                                                                   ---------------
End of period balance                                                                                              $  2,511,821.93
                                                                                                                   ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances.                                                                                                          $  2,511,821.93
                                                                                                                   ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
      Pool A                                                                                    25,683,118.84
      Pool B                                                                                     4,487,044.13
                                                                                              ---------------
                                                                                                                     30,170,162.97

Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  141,043.13
Class A Monthly Interest - Pool B                                                                   24,641.35

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               1,733,038.31
Class A Monthly Principal - Pool B                                                                 422,865.66
                                                                                              ---------------
                                                                                                                      2,155,903.97

Ending Principal Balance of the Class A Notes
      Pool A                                                                                    23,950,080.53
      Pool B                                                                                     4,064,178.47
                                                                                              ---------------      ---------------
                                                                                                                     28,014,259.00
                                                                                                                   ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $221,020,000   Original Face $221,020,000        Balance Factor
$        0.749636            $                  9.754339              12.674988%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
      Class A1                                                                                           0.00
      Class A2                                                                                           0.00
      Class A3                                                                                           0.00
      Class A4                                                                                           0.00
      Class A5                                                                                  30,170,162.97
                                                                                              ---------------

Class A Monthly Interest                                                                                             30,170,162.97
      Class A1 (Actual Number Days/360)                                                                  0.00
      Class A2                                                                                           0.00
      Class A3                                                                                           0.00
      Class A4                                                                                           0.00
      Class A5                                                                                     165,684.48
                                                                                              ---------------

Class A Monthly Principal
      Class A1                                                                                           0.00
      Class A2                                                                                           0.00
      Class A3                                                                                           0.00
      Class A4                                                                                           0.00
      Class A5                                                                                   2,155,903.97
                                                                                              ---------------
                                                                                                                      2,155,903.97

Ending Principal Balance of the Class A Notes
      Class A1                                                                                           0.00
      Class A2                                                                                           0.00
      Class A3                                                                                           0.00
      Class A4                                                                                           0.00
      Class A5                                                                                  28,014,259.00
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                     28,014,259.00
                                                                                                                   ===============

Class A4
--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $42,620,000    Original Face $42,620,000         Balance Factor
$                 3.88748    $               50.584326                65.730312%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

V.    CLASS B NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class B Notes
                             Pool A                                                                437,978.68
                             Pool B                                                                 76,529.36
                                                                                              ---------------
                                                                                                                        514,508.04

          Class B Overdue Interest, if any                                                               0.00
          Class B Monthly Interest - Pool A                                                          2,368.73
          Class B Monthly Interest - Pool B                                                            413.90
          Class B Overdue Principal, if any                                                              0.00
          Class B Monthly Principal - Pool A                                                        29,543.78
          Class B Monthly Principal - Pool B                                                         7,208.76
                                                                                              ---------------
                                                                                                                         36,752.54

          Ending Principal Balance of the Class B Notes
                             Pool A                                                                408,434.90
                             Pool B                                                                 69,320.60
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                        477,755.50
                                                                                                                   ===============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
          Original Face $3,768,000  Original Face $3,768,000    Balance Factor
          $               0.738490  $                9.753859         12.679286%
          ----------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class C Notes
                             Pool A                                                                876,758.19
                             Pool B                                                                153,257.99
                                                                                              ---------------
                                                                                                                      1,030,016.18

          Class C Overdue Interest, if any                                                               0.00
          Class C Monthly Interest - Pool A                                                          4,957.34
          Class C Monthly Interest - Pool B                                                            866.55
          Class C Overdue Principal, if any                                                              0.00
          Class C Monthly Principal - Pool A                                                        59,087.57
          Class C Monthly Principal - Pool B                                                        14,417.51
                                                                                              ---------------
                                                                                                                         73,505.08

          Ending Principal Balance of the Class C Notes
                             Pool A                                                                817,670.62
                             Pool B                                                                138,840.48
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                        956,511.10
                                                                                                                   ===============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
          Original Face $7,537,000  Original Face $7,537,000   Balance Factor
          $               0.772707  $                9.752565        12.690873%
          ----------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class D Notes
                             Pool A                                                                583,971.64
                             Pool B                                                                102,039.10
                                                                                              ---------------
                                                                                                                        686,010.74

          Class D Overdue Interest, if any                                                               0.00
          Class D Monthly Interest - Pool A                                                          3,574.39
          Class D Monthly Interest - Pool B                                                            624.56
          Class D Overdue Principal, if any                                                              0.00
          Class D Monthly Principal - Pool A                                                        39,391.71
          Class D Monthly Principal - Pool B                                                         9,611.68
                                                                                              ---------------
                                                                                                                         49,003.39

          Ending Principal Balance of the Class D Notes
                             Pool A                                                                544,579.93
                             Pool B                                                                 92,427.42
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                        637,007.35
                                                                                                                   ===============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
          Original Face $5,024,000  Original Face $5,024,000   Balance Factor
          $               0.835778  $                9.753859        12.679286%
          ----------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class E Notes
                             Pool A                                                                731,566.00
                             Pool B                                                                127,947.42
                                                                                              ---------------
                                                                                                                        859,513.42

          Class E Overdue Interest, if any                                                               0.00
          Class E Monthly Interest - Pool A                                                          5,943.97
          Class E Monthly Interest - Pool B                                                          1,039.57
          Class E Overdue Principal, if any                                                              0.00
          Class E Monthly Principal - Pool A                                                        49,239.64
          Class E Monthly Principal - Pool B                                                        12,014.59
                                                                                              ---------------
                                                                                                                         61,254.23

          Ending Principal Balance of the Class E Notes
                             Pool A                                                                682,326.36
                             Pool B                                                                115,932.83
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                        798,259.19
                                                                                                                   ===============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
          Original Face $6,282,000  Original Face $6,282,000   Balance Factor
          $               1.111675  $                9.750753         12.707087%
          ----------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance
                             Pool A                                                                870,928.43
                             Pool B                                                                151,591.00
                                                                                              ---------------
                                                                                                                      1,022,519.43

          Residual Interest - Pool A                                                                 5,104.17
          Residual Interest - Pool B                                                                   844.03
          Residual Principal - Pool A                                                               59,284.52
          Residual Principal - Pool B                                                               14,465.57
                                                                                              ---------------
                                                                                                                         73,750.09

          Ending Residual Principal Balance
                             Pool A                                                                811,643.91
                             Pool B                                                                137,125.43
                                                                                              ---------------
                                                                                                                   ---------------
                                                                                                                        948,769.34
                                                                                                                   ===============


X.    PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                               12,856.02
          - Servicer Advances reimbursement                                                                             161,708.29
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              39,782.08
                                                                                                                   ---------------
          Total amounts due to Servicer                                                                                 214,346.39
                                                                                                                   ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

          Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                             29,184,321.79

          Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                          0.00

          Decline in Aggregate Discounted Contract Balance                                                            1,969,585.53

          Aggregate Discounted Contract Balance, as defined in Indenture                                           ---------------
            Agreement, at the ending of the related Collection Period                                                27,214,736.26
                                                                                                                   ===============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                    1,826,577.74

              - Principal portion of Prepayment Amounts                                            143,007.79

              - Principal portion of Contracts repurchased under Indenture
                  Agreement Section 4.02                                                                 0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                  become Defaulted Contracts during the Collection Period                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                  added during Collection Period                                                         0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                  withdrawn during Collection Period                                                     0.00

                                                                                              ---------------
                       Total Decline in Aggregate Discounted Contract Balance                    1,969,585.53
                                                                                              ===============


POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                              5,098,409.05

          Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                          0.00

          Decline in Aggregate Discounted Contract Balance                                                              480,583.77

          Aggregate Discounted Contract Balance, as defined in Indenture                                           ---------------
            Agreement, at the ending of the related Collection Period                                                 4,617,825.28
                                                                                                                   ===============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                      479,233.67

              - Principal portion of Prepayment Amounts                                              1,350.10

              - Principal portion of Contracts repurchased under Indenture
                  Agreement Section 4.02                                                                 0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                  become Defaulted Contracts during the Collection Period                                0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                  added during Collection Period                                                         0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                  withdrawn during Collection Period                                                     0.00

                                                                                              ---------------
                       Total Decline in Aggregate Discounted Contract Balance                      480,583.77
                                                                                              ===============

                                                                                                                   ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    31,832,561.54
                                                                                                                   ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIII. Cumulative Detail of Substituted Contracts - Prepayments

  Pool A                                                                                      Predecessor
                                                           Discounted       Predecessor        Discounted
  Lease #       Lessee Name                               Present Value       Lease #        Present Value
  -------       -----------                               -------------       -------        -------------
  2199-001      Regional Radiology, LLC                   $1,112,975.58       1881-001     $  2,435,321.88
  1231-041      Radnet Management, Inc.                   $  953,502.31
  1560-013      Drew Medical inc                          $  342,866.78
                Cash                                      $   25,977.21
  3323-002      Open MRI Ohio 1 Ventures, LLC             $  932,975.98        912-501     $    492,124.09
  3330-002      Open MRI Texas Ventures, LLC              $  784,394.56        917-501     $    536,814.08
                                                                               917-502     $    578,192.91
                                                                               920-501     $     35,076.58
                                                                              1912-001     $     34,364.63



                                                          -------------                    ---------------
                                                 Totals:  $4,152,692.42                    $  4,111,894.17

                      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS             $  4,111,894.17
                      b) ADCB OF POOL A AT CLOSING DATE                                    $201,135,070.09
                      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES     NO  X

    Pool B                                                                                   Predecessor
                                                      Discounted          Predecessor        Discounted
    Lease #      Lessee Name                          Present Value         Lease #         Present Value
    -------      -----------                          -------------         -------         -------------

                 NONE


                                                          -------------                    ---------------
                                                 Totals:     $0.00                         $          0.00


                      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS             $          0.00
                      b) ADCB OF POOL B AT CLOSING DATE                                    $ 50,047,123.17
                      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                         RATING AGENCY APPROVES)                                                      0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables         $0.00
b)  Total discounted Contract Balance of Substitute Receivables          $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES       NO  X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

  Pool A - Non-Performing                                                                             Predecessor
                                                             Discounted       Predecessor             Discounted
  Lease #        Lessee Name                                Present Value      Lease #               Present Value
  -------        -----------                                -------------      -------               -------------
    408-502      Western Kentucky Diagnostic                $  495,646.95       277-103               $2,561,363.27
   1042-501      Pinnacle Imaging, Inc.                     $1,631,421.93      1513-002                 $953,250.10
   2375-001      Tuscarawas Ambulatory                      $1,286,730.05      1725-002                 $588,254.35
   1097-506      Advanced Healthcare Resources              $  675,567.93
                 Cash                                       $   13,500.87
   2545-002      Presgar L.C.                               $  964,543.83      2205-001               $3,763,600.22
   2907-001      Laser  Vision Centers, Inc.                $  472,557.70
  2000667-2      Hartford Hospital, Inc.                    $  190,558.39
  2004051-2      Health Care Solutions                      $  695,143.77
  2004051-3      Health Care Solutions                      $  993,964.93
  2004887-1      BBC Healthcare International, L.L.C.       $  212,022.60
  2005804-1      Otsego Memorial Hospital                   $  236,366.53

                                                            -------------                             -------------
                                                 Totals:    $7,868,025.48                             $7,866,467.94

                      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                  7,866,467.94
                      b) ADCB OF POOL A AT CLOSING DATE                                             $201,135,070.09
                      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables         $0.00
b)  Total discounted Contract Balance of Substitute Receivables          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES        NO  X


  Pool B - General Contract Substitution Rights                                            Predecessor
                                                         Discounted       Predecessor      Discounted
  Lease #    Lessee Name                                Present Value      Lease #        Present Value
  -------    -----------                                -------------      -------        -------------

  1528-003   U.S. Neurosurgical, Inc.                   $642,004.10        960-501          $ 82,012.38
  2826-003   Newark Health Imaging, L.L.C.              $205,317.69        960-502          $ 28,390.17
  2906-001   Laser Vision Centers, Inc.                 $496,511.61       1043-501          $641,289.38
             Cash                                       $  3,932.26       1043-502          $596,073.73

                                                      -------------                      --------------
                                              Totals: $1,347,765.66                      $ 1,347,765.66

                      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED       $ 1,347,765.66
                      b) ADCB OF POOL B AT CLOSING DATE                                  $50,047,123.17
                    * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                             2.69%

                      ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
                      DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables         $0.00
b)  Total discounted Contract Balance of Substitute Receivables          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES         NO X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003




XV. Pool Performance Measurements


1. Aggregate Discounted Contract Balance

   Contracts Delinquent > 90 days                            Total Outstanding Contracts
   This Month                            1,334,729.23        This Month                      31,832,561.54
   1 Month Prior                         1,353,800.95        1 Month Prior                   34,282,730.84
   2 Months Prior                          505,930.01        2 Months Prior                  37,066,004.28

   Total                                 3,194,460.19        Total                          103,181,296.66

   a) 3 Month Average                    1,064,820.06        b) 3 Month Average              34,393,765.55

   c) a/b                                        3.10%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                    Yes          No     X
                                                                                                        --------     ------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                            Yes          No     X
                                                                                                        --------     ------
   B. An Indenture Event of Default has occurred and is then continuing?                            Yes          No     X
                                                                                                        --------     ------

4. Has a Servicer Event of Default occurred?                                                        Yes          No     X
                                                                                                        --------     ------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                 Yes          No     X
                                                                                                        --------     ------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
      not remedied within 90 days?                                                                  Yes          No     X
                                                                                                        --------     ------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
      exceeds 6% of the ADCB on the Closing Date?                                                   Yes          No     X
                                                                                                        --------     ------

6. Aggregate Discounted Contract Balance at Closing Date                                            Balance  $ 251,182,193.26
                                                                                                             ----------------



   DELINQUENT LEASE SUMMARY

      Days Past Due    Current Pool Balance        # Leases
      -------------    --------------------        --------
            31 - 60              388,161.57               8
            61 - 90                2,385.22               2
           91 - 180            1,334,729.23               3



   Approved By:
   Matthew E. Goldenberg
   Director
   Structured Finance and Securitization